Exhibit (10j.)

                                                                      2595S

                         TRANSPORTATION AGREEMENT

          THIS AGREEMENT is made and entered into this 29th day of June, 1990, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and NORTHWEST NATURAL
GAS COMPANY, hereinafter referred to as "Shipper".

RECITALS:

     A.   Shipper is a local distribution company of natural gas.

     B. Shipper owns or controls certain supplies of natural gas which it desires Transporter to transport for Shipper's account pursuant to Part 284 of the regulations of the FERC.

     C. On January 29, 1990, Transporter offered all potential shippers an opportunity to elect to participate in the proposed expansion of Transporter's mainline for firm transportation service.

     D. Shipper was one of the parties responding to Transporter's January 29, 1990 offer, by making a complete written request to Transporter for the transportation service described herein on March 1, 1990.

     E. Transporter has designed a system expansion for the shippers responding to its January 29, 1990 offer and will file an application with the Federal Energy Regulatory Commission ("FERC") requesting certificate authority to construct and operate on a rolled in basis the facilities necessary to provide the transportation service under this Agreement.

AGREEMENT:

          NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

                ARTICLE I - GAS DELIVERIES AND REDELIVERIES

     1.1 Subject to the terms, conditions and limitations hereof, Transporter agrees to receive from Shipper at the Receipt Point(s) specified in Exhibit A herein, transport and deliver to Shipper at the Delivery Point(s) specified in Exhibit B herein, the following quantities of natural gas, known as Transportation Contract Demand:

          Up to 50,000 MMBtu's/day provided that Transporter's receipt of gas at any receipt point for Shipper's account hereunder on any day shall not exceed the maximum daily quantity set forth for such receipt point on Exhibit "A" hereto, and provided that Transporter's daily obligation to deliver gas to

                                    -1-
Shipper at any delivery point under this Transportation Agreement shall not exceed the Maximum Daily Delivery Obligation ("MDDO") set forth in Exhibit "B" of this Agreement.

     1.2 Pursuant to Article XIV of the General Transportation Terms and Conditions applicable to this Agreement, Shipper has elected to furnish fuel and lost or unaccounted for gas volumes in-kind. Transporter may receive volumes of gas in excess of the maximum daily quantity set forth in Section 1.1 when necessary to cover such fuel gas reimbursement while making full delivery of such maximum daily quantity or to cover certain balancing receipts agreed to by the parties.

     1.3  Such transportation shall be on a firm basis.

               ARTICLE II - TRANSPORTATION RATES AND CHARGES

     2.1 (a) Shipper agrees to pay Transporter for all natural gas transportation service rendered under the terms of this Agreement in accordance with Transporter's Rate Schedule TF-1 as filed with the Federal Energy Regulatory Commission ("FERC"), and as such rate schedule may be amended or superseded from time to time.

          (b) Payment of applicable reservation charges under this Agreement will commence the date that Transporter has in place the facilities necessary to provide the transportation service.

     2.2 This Agreement shall be subject to the provisions of such Rate Schedule and the General Transportation Terms and Conditions applicable thereto (and as they may be amended by Article VIII of this Agreement) and effective from time to time, which by this reference are incorporated herein and made a part hereof.

                  ARTICLE III - GOVERNMENTAL REQUIREMENTS

     3.1 Shipper shall reimburse Transporter for any and all filing fees incurred by Transporter in seeking governmental authorization for the initiation, extension or termination of service under this Transportation Agreement.

     3.2 The transportation service contemplated herein shall be provided by Transporter pursuant to Section 284.223 of the FERC's regulations. The obligation of each party for transportation service under this Agreement beyond 120 days from the date service is initiated hereunder are conditioned upon each party obtaining and accepting from governmental authorities having jurisdiction such authorizations as may be necessary, including, but not limited to, FERC approval of a prior notice application. If any required prior notice approval is not received by Transporter within one (1) year from the date Transporter has in place the facilities necessary to provide the transportation, the
                                    -2-
Agreement may be terminated upon 30 days prior written notice by either party to the other party.

     3.3 In the event that Transporter has not filed an application with FERC requesting certificate authority to construct and operate the facilities necessary to provide the transportation service under this Agreement by April 1, 1991, Shipper may terminate this Agreement with thirty (30) days prior written notice.

     3.4 The gas to be received and transported by Transporter hereunder shall be limited to gas for which Transporter has been furnished offers of take-or-pay credits which comply with and are required by 18 CFR 284.8(f) Transporter may waive the foregoing requirements on gas received for Shipper's account hereunder pursuant to another agreement between Transporter and any party, including Shipper, for which the shipping party under such Agreement has already furnished offers of take-or-pay credits. Furthermore, Transporter and Shipper may agree in a written amendment to this Agreement for an alternative procedure under which Transporter may verify and monitor that it has received sufficient offers of take-or-pay credits on the gas transported in conformance with 18 CFR Section 284.8(f).

     3.5 Upon termination, this Transportation Agreement shall cease to have any force or effect, save as to any unsatisfied obligations or liabilities of either party arising hereunder prior to the date of such termination, or arising thereafter as a result of such termination; provided, however, that this provision shall not supersede any abandonment authorization which may be required.

     3.6 (Section 3.6 shall be applicable only for the transportation of imported natural gas.) Shipper hereby acknowledges and agrees that either it or its buyer or seller is the "importer of record" and it will comply with all requirements for reporting and submitting payment of duties, fees and taxes to the United States or agencies thereof to be made on imported natural gas and for making the declaration of entry pursuant to 19 CFR Section 141.19. Shipper agrees to indemnify and hold Transporter harmless from any and all claims of damage or violation of any applicable laws, ordinances and statutes which pertain to the importation of the gas transported hereunder and which require reporting and/or filing of fees in connection with said import.

                             ARTICLE IV - TERM

     4.1 This Agreement becomes effective the date hereof and shall remain in effect for a period of fifteen (15) years commencing on the date Transporter places in service the facilities necessary to provide the transportation service and year to year thereafter subject to termination by either party either at the expiration of the primary term or upon any anniversary thereafter by giving written notice so stating to the other party at least twelve (12) months in advance.
                                    -3-
     4.2 In the event Shipper desires to terminate this Agreement at any time prior to or after the in-service date of the new facilities and there is a party willing to contract for comparable capacity under terms and conditions acceptable by Transporter, Transporter will allow Shipper to terminate this Agreement upon execution of a Transportation Agreement with the new party.

          ARTICLE V - WARRANTY OF ELIGIBILITY FOR TRANSPORTATION

     5.1 Any shipper under this Rate Schedule warrants for itself, its successors and assigns, that all gas delivered to Transporter for transportation hereunder shall be eligible for transportation in interstate commerce under applicable rules, regulations or orders of the FERC. Shipper will indemnify Transporter and save it harmless from all suits, actions, damages, costs, losses, expenses (including reasonable attorney fees) and regulatory proceedings, arising from breach of this warranty.

                           ARTICLE VI - NOTICES

     6.1 Unless herein provided to the contrary, any notice called for in this Transportation Agreement shall be in writing and shall be considered as having been given if delivered personally, or by mail or telegraph with all postage and charges prepaid to either Shipper or Transporter at the place designated. Routine communications shall be considered as duly delivered when mailed by ordinary mail. Normal operating instructions can be made by telephone. Unless changed, the addresses of the parties are as follows:

               NORTHWEST PIPELINE CORPORATION
               P. O. BOX 58900
               SALT LAKE CITY, UTAH 84158-0900

Statements:              Attention: T&E Accounting (MS-10496)
Payments:                Attention:  Cash Control (MS-10491)
Contractual Notices:     Attention:  Marketing (MS-10361)
Other Notices:           Attention:  T&E Management (MS-10334)

Notices & Statements:    NORTHWEST NATURAL GAS COMPANY
                         220 N. W. Second Avenue
                         Portland, Oregon 97209
                         Attention:  Gas Supply Department

                 ARTICLE VII - OTHER OPERATING PROVISIONS

     7.1 Pursuant to Section 5.3 of the General Transportation Terms and Conditions of Transporter's FERC Gas Tariff, Original Volume No. 1-A, Shipper shall make payments to Transporter hereunder by wire transfer of immediately available funds by the due date set forth herein. Such funds shall be wire transferred to the First Interstate Bank of Utah located in Salt Lake City, Utah for Transporter's account No. 02-00986-8.
                                    -4-
        ARTICLE VIII - ADJUSTMENTS TO GENERAL TERMS AND CONDITIONS

     8.1  Certain of the General Transportation Terms and
Conditions are to be adjusted for the purpose of this Agreement, as specified below:

                                   None.

              ARTICLE IX - CANCELLATION OF PRIOR AGREEMENT(S)

     9.1 When this Agreement takes effect, it supersedes, cancels and terminates the following agreement(s):

                                   None.

                    ARTICLE X - SUCCESSORS AND ASSIGNS

     10.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No assignment or transfer by either party hereunder shall be made without written approval of the other party. Such approval shall not be unreasonably withheld. As between the parties hereto, such assignment shall become effective on the first day of the month following written notice that such assignment has been effectuated.

          IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above set forth.

NORTHWEST NATURAL GAS COMPANY      NORTHWEST PIPELINE CORPORATION
          (Shipper)                          (Transporter)

By:  /s/ Dwayne L. Foley           By:  /s/ Tim J. Hausler
     -----------------------            ------------------------
Title:  Vice President,            Title:  Vice President
          Gas Supply &                       Marketing and
          Pipeline Rel.                      Customer Services

Attest:   /s/ C. J. Rue            Attest:   Karrie L. Hummel
          ------------------                 --------------------
                                             Assistant Secretary
                                    -5-
                                EXHIBIT "A"

                                  to the
                         TRANSPORTATION AGREEMENT
                            DATED June 29, 1990
                                  between
                      NORTHWEST PIPELINE CORPORATION
                                    and
                       NORTHWEST NATURAL GAS COMPANY


                              RECEIPT POINTS

Receipt Point                      Maximum Daily Quantity
- -------------                      ----------------------
                                   For Each Receipt Point
                                   ----------------------
                                         (MMBtus)

Opal                                      50,000

TOTAL MDQ MUST EQUAL TOTAL TRANSPORTATION CONTRACT DEMAND
                                    -6-
                                EXHIBIT "B"
                                  to the
                         TRANSPORTATION AGREEMENT
                            DATED June 29, 1990
                                  between
                      NORTHWEST PIPELINE CORPORATION
                                    and
                       NORTHWEST NATURAL GAS COMPANY


                              DELIVERY POINTS
                              --------------

Delivery Point             Maximum Daily Delivery Obligation
- --------------             ---------------------------------
                                            ("MDDO")
                                     For Each Delivery Point
                                     -----------------------
                                             (MMBtus)

Deer Island                                   19,000
Battle Ground                                    100
Gresham                                       11,000
Oregon City                                    2,000
Molalla                                        1,000
Monitor                                          600
Mt. Angel                                      1,000
Marion                                           100
Jefferson/Scio                                   200
Albany                                         5,000
North Eugene                                   2,500
South Eugene                                   7,500

TOTAL MDDO MUST EQUAL TOTAL TRANSPORTATION CONTRACT DEMAND

                                    -7-
                                 AMENDMENT

          THIS AMENDMENT is entered into this 1st day of April
1993, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and NORTHWEST NATURAL GAS COMPANY, hereinafter referred to as "Shipper".

RECITALS:
- ---------

A.   Transporter and Shipper are parties to that certain Firm
Transportation Agreement (#F-58) dated June 29, 1990,
("Agreement").

B. Shipper made a valid request to change the receipt points and the delivery points and volumes set forth on Exhibit "A" and Exhibit "B", respectively. Transporter and Shipper desire to amend the Agreement to provide for the change of the receipt points and the delivery points and volumes.

AGREEMENT:
- ----------

          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

     1. Exhibit "A" of the Agreement shall be deleted in its entirety and the attached Exhibit "A" to this Amendment shall be added to and made a part of the Agreement, effective April 1, 1993.

     2. Exhibit "B" of the Agreement shall be deleted in its entirety and the attached Exhibit "B" to this Amendment shall be added to and made a part of the Agreement, effective April 1, 1993.

     3. Except as amended herein, the Agreement shall remain in full force and effect.

     4. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any successors or assigns of such parties.

     5. This Amendment may be executed in any number of counterparts.

          IN WITNESS WHEREOF, the parties hereto have executed two duplicate original copies of this Amendment as of the date and year first written above.

                              NORTHWEST PIPELINE CORPORATION

                              By:  /s/ Joe H. Fields
                                   -------------------------
                                   Attorney-In-Fact

ATTEST:                       NORTHWEST NATURAL GAS COMPANY

By:                           By:  /s/ Randolph S. Friedman
     -------------------           ------------------------
Title:                        Title:  Manager, Gas Acquisition
          --------------                and Pipeline Relations
                                    -8-
                                EXHIBIT "A"

                                  to the
                       FIRM TRANSPORTATION AGREEMENT
                            Dated June 29, 1990
                   (As Amended Effective April 1, 1993)

                                  between

                      NORTHWEST PIPELINE CORPORATION
                                    and
                       NORTHWEST NATURAL GAS COMPANY


                              RECEIPT POINTS
                              --------------

Receipt Point                           Maximum Daily Quantity
- -------------                           ----------------------
                                        For Each Receipt Point
                                        ----------------------
                                                (MMBtus)

Opal                                             45,000

Redwash                                           5,000


TOTAL MDQ MUST EQUAL TOTAL TRANSPORTATION CONTRACT DEMAND
                                    -9-
                                EXHIBIT "B"

                                  to the

                       FIRM TRANSPORTATION AGREEMENT
                            Dated June 29, 1990
                   (As Amended Effective April 1, 1993)

                                  between

                      NORTHWEST PIPELINE CORPORATION
                                    and
                       NORTHWEST NATURAL GAS COMPANY


                              DELIVERY POINTS
                              ---------------

Delivery Point                Maximum Daily Delivery Obligation
- --------------                ---------------------------------
                                             ("MDDO")
                                       For Each Delivery Point
                                       -----------------------
                                             (MMBtus)

KB Pipeline Meter Station                     19,000
Battle Ground                                    100
Gresham                                       11,000
Oregon City                                    2,000
Molalla                                        1,000
Monitor                                          600
Mt. Angel                                      1,000
Marion                                           100
Jefferson/Scio                                   200
Albany                                         5,000
North Eugene                                   2,500
South Eugene                                   7,500

TOTAL MDDO MUST EQUAL TOTAL TRANSPORTATION CONTRACT DEMAND
                                   -10-
                                 AMENDMENT

          THIS AMENDMENT is entered into this 2nd day of April
1993, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and NORTHWEST NATURAL GAS COMPANY, hereinafter referred to as "Shipper".

RECITALS:
- ---------

A.   Transporter and Shipper are parties to that certain Firm
Transportation Agreement (#F-58) dated June 29, 1990,
("Agreement").

B. Shipper made a valid request to change the receipt points and volumes set forth on Exhibit "A". Transporter and Shipper desire to amend the Agreement to provide for the change of the receipt points and volumes.

AGREEMENT:
- ----------

          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

     1. Exhibit "A" of the Agreement shall be deleted in its entirety and the attached Exhibit "A" to this Amendment shall be added to and made a part of the Agreement, effective April 4, 1993.

     2. Except as amended herein, the Agreement shall remain in full force and effect.

     3. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any successors or assigns of such parties.

     4. This Amendment may be executed in any number of counterparts.

          IN WITNESS WHEREOF, the parties hereto have executed two duplicate original copies of this Amendment as of the date and year first written above.

                              NORTHWEST PIPELINE CORPORATION

                              By:  /s/ Joe H. Fields
                                   --------------------
                                   Attorney-In-Fact

ATTEST:                       NORTHWEST NATURAL GAS COMPANY

By:                           By:  /s/ Randolph S. Friedman
     --------------------          -------------------------
Title:                        Title:  Manager, Gas Acquisition
          ---------------               and Pipeline Relations
                                   -11-
                                EXHIBIT "A"


                                  to the
                       FIRM TRANSPORTATION AGREEMENT
                            Dated June 29, 1990
                   (As Amended Effective April 4, 1993)

                                  between

                      NORTHWEST PIPELINE CORPORATION
                                    and
                       NORTHWEST NATURAL GAS COMPANY


                              RECEIPT POINTS
                              ---------------

Receipt Point                           Maximum Daily Quantity
- -------------                           ----------------------
                                        For Each Receipt Point
                                        ----------------------
                                                (MMBtus)

Opal                                             42,800

Redwash                                           5,000

Barrett                                           2,200

TOTAL MDQ MUST EQUAL TOTAL TRANSPORTATION CONTRACT DEMAND
                                   -12-
                                 AMENDMENT

          THIS AMENDMENT is entered into this 28th day of April
1993, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and NORTHWEST NATURAL GAS COMPANY, hereinafter referred to as "Shipper".

RECITALS:
- ---------
A.   Transporter and Shipper are parties to that certain Firm
Transportation Agreement (#F-58) dated June 29, 1990,
("Agreement").

B. Shipper made a valid request to change the receipt points and volumes set forth on Exhibit "A". Transporter and Shipper desire to amend the Agreement to provide for the change of the receipt point(s) and volume(s).

AGREEMENT:
- ----------

          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

     1. Exhibit "A" of the Agreement shall be deleted in its entirety and the attached Exhibit "A" to this Amendment shall be added to and made a part of the Agreement, effective May 1, 1993.

     2. Except as amended herein, the Agreement shall remain in full force and effect.

     3. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any successors or assigns of such parties.

     4. This Amendment may be executed in any number of counterparts.

          IN WITNESS WHEREOF, the parties hereto have executed two duplicate original copies of this Amendment as of the date and year first written above.

                         NORTHWEST PIPELINE CORPORATION

                         By:  /s/ Joe H. Fields
                              ----------------------
                              Attorney-In-Fact

ATTEST:                  NORTHWEST NATURAL GAS COMPANY

By:                      By:  /s/ Randolph S. Friedman
     -----------------        -------------------------
Title:                   Title:  Manager, Gas Acquisition
          ------------             and Pipeline Relations
                                   -13-
                                EXHIBIT "A"

                                  to the

                       FIRM TRANSPORTATION AGREEMENT
                            Dated June 29, 1990
                    (As Amended Effective May 1, 1993)

                                  between

                      NORTHWEST PIPELINE CORPORATION
                                    and
                       NORTHWEST NATURAL GAS COMPANY


                              RECEIPT POINTS
                              --------------

Receipt Point                           Maximum Daily Quantity
- -------------                           ----------------------
                                                (MMBtus)

Opal                                             32,800
Redwash                                           5,000

Barrett                                           2,200

Green River Gathering                             5,000

Dragon Trail                                      5,000


TOTAL MDQ MUST EQUAL TOTAL TRANSPORTATION CONTRACT DEMAND
                                   -14-